SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                December 18, 2003

                           THISTLE GROUP HOLDINGS, CO.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




     Pennsylvania                      000-24353             23-2960768
     ------------                      ---------             ----------
(State or other jurisdiction        (SEC File No.)          (IRS Employer
of incorporation)                                       Identification Number)




6060 Ridge Avenue, Philadelphia, Pennsylvania                   19128
---------------------------------------------                 ---------
(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code:         (215) 483-2800
                                                            --------------




                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         On December 18, 2003, the stockholders of Thistle Group Holdings, Co. approved the Agreement and Plan of Merger with Citizens Bank of Pennsylvania and Citizens Financial Group, Inc. For further information please refer to the Press Release attached as Exhibit 99 to this Report.

Item 7.  Exhibits
-----------------

(c)      Exhibits

         Exhibit 99 -- Press Release, dated December 19, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          THISTLE GROUP HOLDINGS, CO.




Date:    December 19, 2003                By:    /s/Pamela M. Cyr
                                                 ---------------------------
                                                 Pamela M. Cyr
                                                 Chief Financial Officer